NOTES PAYABLE	3 Months Ended
Mar. 31, 2024
Debt Disclosure [Abstract]
NOTES PAYABLE

NOTE 7. NOTES PAYABLE

As a result of the Merger, the Company assumed notes payable held by Polar Multi-Strategy Master Fund (“Polar”) for which the proceeds were to be used for working capital purposes by Semper Paratus with an outstanding balance of $1,651,000 on the Closing Date and remain outstanding at March 31, 2024. The notes payable do not accrue interest. The outstanding balance of the notes was required to be repaid in full within five business days of the Merger, and the Company is therefore in default of its obligations at March 31, 2024. The notes’ default provisions require the Sponsor to transfer a certain number of its own shares to Polar on a monthly basis until the default is cured, subject to an aggregate cap, but do not require the Company to transfer any shares or pay any amounts to Polar. Polar waived the Sponsor’s requirement to transfer shares with respect to the initial month of default.